Tortoise North American Pipeline Fund
Tortoise Water Fund

Each, a Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
November 6, 2017

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  We need your help with the upcoming special joint meeting of shareholders of the Tortoise North American Pipeline Fund (the “Pipeline Fund”) and the Tortoise Water Fund (the “Water Fund”) (each, a “Fund” and together, the “Funds”), each a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Funds.  The meeting will be held on December 21, 2017, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. local time.  For the reasons described below, we are asking shareholders of each of the Funds to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Tortoise Index Solutions, LLC (“TIS”).  Shareholders of each Fund will also be asked to approve any adjournments of the special joint meeting of shareholders needed to solicit additional proxies if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the proposal relating to the new investment advisory agreements.

As discussed in more detail in the enclosed combined proxy statement, the current investment advisory agreement for each Fund is expected to terminate by the end of the first calendar quarter of 2018 due to a proposed change in ownership of the parent company of TIS (the “Transaction”).  The proposed new investment advisory agreement for each Fund is substantially identical to its current investment advisory agreement, except for the effective dates and the termination dates, and would simply continue the relationship between each Fund and TIS.  The Transaction is not expected to result in any change in portfolio management, the investment objectives and policies or investment processes of the Funds.  The Trust’s Board of Trustees believes that the proposal is in each Fund’s best interests.

The question and answer section that follows discusses the proposals that shareholders approve the new investment advisory agreement and approve any adjournment of the special joint meeting of shareholders.  The proxy statement itself provides greater detail about the proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote “FOR” the proposals.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special joint shareholder meeting on December 21, 2017.

Thank you for your response and for your continued investment in the Funds.

Sincerely, James R. Arnold President of Managed Portfolio Series

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that requires a shareholder vote.

Q.            Why am I receiving this proxy statement?

A.
Tortoise Investments, LLC (“Tortoise Investments”), the parent company of Tortoise Index Solutions, LLC (“TIS”), expects to undergo a change in control. Pursuant to an agreement with Managed Portfolio Series (the “Trust”), TIS currently serves as investment adviser to the Tortoise North American Pipeline Fund and the Tortoise Water Fund (together, the “TIS Funds”). As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment advisory agreements with TIS automatically terminates if TIS experiences a direct or indirect change in control.  In effect, this provision requires each fund’s shareholders to vote on a new investment advisory agreement whenever the ownership of the fund’s investment adviser significantly changes.  The provision is designed to ensure that shareholders have a say in determining the company or persons that manage their fund.  As described in more detail in the proxy statement, Tortoise Investments recently announced the signing of a definitive agreement for a buy-out transaction (the “Transaction”) of Tortoise Investments, which will result in a change of control of TIS and a termination of the current investment advisory agreement with respect to each TIS Fund.  To ensure continuation of the advisory services provided to each TIS Fund, shareholders are being asked to approve a new investment advisory agreement with respect to each TIS Fund.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on October 17, 2017, the Board approved a new investment advisory agreement between the Trust, on behalf of the TIS Funds, and TIS (the “New TIS Agreement”).

Q.	On what matters am I being asked to vote?

A.
Shareholders of the TIS Funds are being asked to vote to approve the New TIS Agreement (“Proposal 1”). Shareholders of each Fund are also being asked to vote to approve any adjournments of the special joint meeting of shareholders needed from time to time to solicit additional proxies if there are insufficient votes at the time of the special joint meeting to constitute a quorum or to approve Proposal 1 (“Proposal 2”).

Q.	What ownership changes will result from the Transaction?

A.
Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”), between a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors (the “Acquirer”) and certain members of Tortoise Investments, and subject to customary closing conditions, the Acquirer will acquire the equity interests in Tortoise Investments currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC) and by certain of the original co-founders of Tortoise Investments.  Selling members include Zachary Hamel, Kenneth Malvey and Terry Matlack, who will retire from the Tortoise Investments family upon the closing of the Transaction, as well as co-founder David Schulte, who left the Tortoise Investments family in 2015 and is selling his remaining stake. As part of the Transaction, ongoing management and employees are expected to meaningfully increase their ownership of Tortoise Investments. Employees will retain a significant equity interest, with many investing additional capital alongside the Acquirer.  Following the closing of the Transaction, it is expected that the Acquirer will own approximately two-thirds of the equity interests in Tortoise Investments and ongoing Tortoise management and employees will own approximately one-third of the equity interests in Tortoise Investments.

Lovell Minnick is an independent private equity firm founded in 1999, specializing in financial and business services sectors.  Following the closing of the Transaction, TIS will continue to provide research-driven, investible indices, exchange-traded products and thought leadership in the universe of essential assets, and provide passive management to the Funds.  The Transaction is not expected to result in changes to TIS’ investment processes or portfolio management of the Funds.

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Q.	How would the proposal affect my account with the Funds?

A.
The change of control at TIS will not affect your account.  You will still own the same number of shares in the Funds and the value of your investment will not change as a result of the Transaction.  In addition, each Fund’s portfolio manager is expected to continue managing the respective Fund without interruption. The New TIS Agreement contains substantially similar terms as the existing investment advisory agreement between the Trust and TIS, and is discussed in more detail in the enclosed proxy statement.

Q.	How will the change to TIS affect the fees and expenses I pay as a shareholder of a Fund?

A.
The fees and expenses that you pay as a shareholder of any of the Funds will not increase as a result of the Transaction.  The approval of the TIS Advisory Agreement will not result in an increase in any of the Fund’s investment advisory fee rate and the Funds will not bear any portion of the costs associated with the Transaction.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposals.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Fund on the “record date,” which is October 17, 2017 (even if that person has since sold those shares), is eligible to vote on Proposals affecting that Fund.

Q.	Are there any material differences between the existing investment advisory agreement with TIS and the New TIS Agreement?

A.	No. There are no material differences between the current investment advisory agreements with TIS and the New TIS Agreement, other than their effective dates.

Q.	Will the Funds pay for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	No. The Funds will not bear any of the expenses incurred in connection with preparing the proxy statement and its enclosures nor any of the related legal and solicitation expenses.

Q.	Why am I being asked to approve adjournments of the special joint meeting of shareholders to solicit additional proxies?

A.
It may become necessary from time to time to adjourn the special joint meeting of shareholders in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum or to approve Proposal 1.  If the proposal to approve adjournments of the meeting is approved and a quorum is not present at the meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the meeting in order to solicit additional proxies.  Even if a quorum is present at the meeting, but there are insufficient votes to approve Proposal 1, it is also expected that the holder of proxies will vote to authorize the adjournment of the meeting to solicit additional proxies.

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Q.	What vote is required to approve the proposals?

A.
Approval of Proposal 1 with respect to each TIS Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act of 1940, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special joint meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the special joint meeting is required to approve any adjournment(s) of the special joint meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of three ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions

•	By mailing in your proxy card.

•	In person at the meeting in Milwaukee, Wisconsin on December 21, 2017.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

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IMPORTANT INFORMATION FOR SHAREHOLDERS

Tortoise North American Pipeline Fund
Tortoise Water Fund

Each, a series of Managed Portfolio Series

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To be held December 21, 2017

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Tortoise North American Pipeline Fund (the “Pipeline Fund”) and the Tortoise Water Fund (the “Water Fund”) (each, a “Fund” and together, the “TIS Funds” or the Funds) on December 21, 2017, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description	Funds
1	To approve a new investment advisory agreement between Tortoise Index Solutions (“TIS”) and the Trust, on behalf of each TIS Fund.	TIS Funds
2
To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposals 1.
TIS Funds

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposals.

Shareholders of record of the Funds at the close of business on the record date, October 17, 2017, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about November 6, 2017, to such shareholders of record.

By Order of the Board of Trustees, /s/ Jeanine M. Bajczyk Jeanine M. Bajczyk Secretary of Managed Portfolio Series

Milwaukee, Wisconsin
 November 6, 2017

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the telephone voting instructions found on the enclosed proxy card or to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Tortoise North American Pipeline Fund
Tortoise Water Fund

Each, a Series of Managed Portfolio Series
PROXY STATEMENT

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL JOINT MEETING OF SHAREHOLDERS
December 21, 2017

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special joint meeting of shareholders of the Tortoise North American Pipeline Fund (the “Pipeline Fund”) and the Tortoise Water Fund (the “Water Fund”) (together, the “TIS Funds”) to be held on December 21, 2017 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Trust, on behalf of the TIS Funds, and Tortoise Index Solutions, LLC (“TIS”); and (ii) to transact such other business as may be properly brought before the Special Meeting.

Shareholders of record at the close of business on the record date, established as October 17, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about November 6, 2017.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on December 21, 2017:
The Notice of Meeting and Proxy Statement
 are available at proxyonline.com/docs/2017etf.pdf

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions, LLC (“AST”) at 1-866-751-6315.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended November 30, 2016 for the Pipeline Fund, or the most recent semi-annual report for the TIS Funds, please contact the Trust at 1-855-822-3863 or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

The solicitation of shareholder votes on Proposals 1 and 2 is necessitated because Tortoise Investments, LLC (“Tortoise Investments”), the parent company of TIS, is expecting to undergo a change of control. On October 18, 2017, Tortoise Investments announced the signing of a definitive agreement for a buy-out of Tortoise Investments.  Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) between a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors (the “Acquirer”) and certain members of Tortoise Investments,  and subject to certain customary closing conditions, the Acquirer will acquire the equity interests in Tortoise Investments currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC) and the equity interests currently held by certain of the original founders of the firm.  Selling members include Messrs. Zachary Hamel, Kenneth Malvey and Terry Matlack, each of whom will retire from the Tortoise Investments family upon the closing of the Transaction.  Mr. David Schulte, another co-founder of the firm who left the Tortoise Investments family in 2015, will also sell his remaining equity interests in Tortoise Investments as part of the Transaction. As part of the Transaction, ongoing management and employees are expected to meaningfully increase their ownership of Tortoise Investments. Employees will retain a significant equity interest, with many investing additional capital alongside the Acquirer.  Following the closing of the Transaction, it is expected that the Acquirer will own approximately two-thirds of the equity interests in Tortoise Investments and ongoing Tortoise Investments family management and employees will own approximately one-third of the equity interests in Tortoise Investments. Lovell Minnick is an independent private equity firm founded in 1999, specializing in financial and business services sectors.

If Proposal 1 is approved by shareholders of each TIS Fund, TIS will serve as the investment adviser to the TIS Funds for an initial two-year period from the effective date of the new investment advisory agreement (the “New TIS Agreement”).  The change of control of TIS will not have any material impact on TIS’ business or operations or the portfolio management of the Fund.

The form of the New TIS Agreement is attached as Exhibit A.  The terms of the New TIS Agreement are substantially similar to the terms of the current investment advisory agreement (the “Current TIS Agreement”) with respect to services provided by TIS and the advisory fee is identical.  The material terms of the New TIS Agreement and the Current TIS Agreement are compared below in “Terms of the Current and New TIS Agreements.”

Section 15(f) the 1940 Act

The Board has been advised that the Transaction has been structured in compliance with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Funds) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  Acquirer has agreed that following the closing of the Transaction, it will use reasonable best efforts to enable the requirements of Section 15(f) of the 1940 Act to be met. The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must be independent trustees.  Currently, the Board meets this 75% requirement and it is anticipated that it will continue to meet this requirement for the required three-year period.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Information About the TIS Funds

Each TIS Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  TIS serves as each Fund’s investment adviser.  TIS’ principal office is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211-7811.  Quasar Distributors, LLC (“Quasar”) is the distributor of the TIS Funds’ shares.  Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Funds’ administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About TIS

TIS is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  As of September 30, 2017, TIS managed approximately $68.6 million of client assets.  TIS serves as the investment adviser only to the TIS Funds.  TIS is wholly-owned by Tortoise Investments. Tortoise Investments shares an address with TIS. Mariner indirectly owns a majority of Tortoise Investments with the remaining interests in Tortoise Investments owned by founders and employees of TIS, or an affiliate of TIS.  Mariner, a global provider of financial services, is located at 5700 West 112th Street, Overland Park, Kansas 66211.  Mariner is controlled by the Bicknell Family Holding Company, LLC.

The following table sets forth the name, position and principal occupation of each current principal officer of TIS, each of whom can be located through TIS’ principal office location.

Name	Position/Principal Occupation
Connie Savage	Chief Operating Officer
Diane M. Bono	Chief Compliance Officer
Jeremy M. Goff	Director
P. Bradley Adams	Director
Michelle R. Kelly	Director
Zachary A. Hamel	Director
H. Kevin Birzer	Director

TIS does not serve as investment adviser to any other funds with an investment objective similar to the TIS Funds.

Impact of the Transaction on the Fund’s Investment Advisory Agreement

Shareholders of each TIS Fund are being asked to approve the New TIS Agreement.  The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Current TIS Agreement.  As required by the 1940 Act, the Current TIS Agreement provides for its automatic termination in the event of its assignment.  Accordingly, the Current TIS Agreement will terminate upon the consummation of the Transaction.

If the shareholders of the Fund do not approve the New TIS Agreement, the Board will consider other alternatives to the New TIS Agreement including the identification of a new investment adviser, or the possible liquidation of the TIS Funds.  The Board will take such action as it deems in the best interests of shareholders of the TIS Funds.

Terms of the Current and New TIS Agreements

A copy of the New TIS Agreement is attached as Exhibit A.  The following description is only a summary; however, the material terms of the New TIS Agreement have been included in this summary.  You should refer to Exhibit A for the New TIS Agreement, and the description set forth in this proxy statement of the New TIS Agreement is qualified in its entirety by reference to Exhibit A.  The terms of the New TIS Agreement are substantially similar to the terms of the Current TIS Agreement with respect to services provided by TIS and are identical with respect to the advisory fees.

The Current TIS Agreement was most recently approved by the Board on November 16, 2016. The initial shareholder of the Water Fund approved the Current TIS Agreement on January 31, 2017. Shareholders of the North American Pipeline Fund approved the Current TIS Agreement at a special meeting of shareholders on March 14, 2017.

Advisory Services.  Both the New TIS Agreement and the Current TIS Agreement state that, subject to the supervision and direction of the Board TIS will provide for the overall management of the TIS Funds including, with respect to each TIS Fund: (i) acting as investment adviser for and supervising and managing the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervising the investment program of the Fund and the composition of its investment portfolio; (iii) arranging, subject to the contractual covenant provisions, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keeping the Trust fully informed with regard to the Fund’s investment performance; and (v) furnishing the Trust with such other documents and information as the Trust may from time to time reasonably request.

Management Fee.  Both the New TIS Agreement and Current TIS Agreement contain identical fee structures.  Both agreements provide that TIS shall receive an investment advisory fee equal to 0.40% of the average daily net assets of each TIS Fund. The Water Fund has not yet been in operation for a full fiscal year. For the fiscal periods ended November 30, 2015 and for the period from December 31, 2015 to May 17, 2016, the Pipeline Fund paid TIS a fee of 0.70% of the average daily net assets of the Pipeline Fund and for the remainder of the fiscal period ending November 30, 2016, TIS received an advisory fee equal to 0.40% of the average daily net assets of the Pipeline Fund.

Duration and Termination.  Both the New TIS Agreement and the Current TIS Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of each TIS Fund.  Both agreements provide that they shall remain in effect for each TIS Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New TIS Agreement and the Current TIS Agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to TIS; or (ii) by TIS on not less than 60 days’ written notice to the Fund.

Payment of Expenses. Under both the New TIS Agreement and the Current TIS Agreement, TIS is responsible for paying all expenses of each TIS Fund, except for (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the independent trustees); (iv) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vi) any fees and expense related to the provision of securities lending services; and (vii) the advisory fee payable to TIS hereunder.  The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of a Fund and are not paid by TIS.

Brokerage. Both the New TIS Agreement and the Current TIS Agreement provide that TIS shall be responsible for decisions to buy and sell securities for each TIS Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that TIS shall not direct orders to an affiliated person of TIS without general prior authorization to use such affiliated broker or dealer from the Board.  TIS’ primary consideration in effecting a securities transaction will be to seek best execution.  In selecting a broker-dealer to execute each particular transaction, TIS may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to a TIS Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Limitation on Liability and Indemnification.  Both the New TIS Agreement and the Current TIS Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties or obligations imposed on TIS by the agreement, TIS will not be subject to liability to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of TIS.

Board Approval and Recommendation

The Board approved the New TIS Agreement at a meeting held on October 17, 2017.  Prior to the meeting, the Board received and considered information from TIS and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New TIS Agreement (“Support Materials”).  Before voting to approve the New TIS Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New TIS Agreement.  The Board considered the discussions it had with representatives of Tortoise Investments and Lovell Minnick during the October 17, 2017 Board meeting. The Board also considered the extent to which the Funds might benefit from TIS’ relationship with Lovell Minnick. This information formed the primary basis for the Board’s determinations.

In reaching its decision to approve the New TIS Agreement, the Board, with the assistance of the Trust’s legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the TIS Funds, including, but not limited to the following, with respect to each TIS Fund :  (1) the quality of the services to be provided to the Fund by TIS; (2) the fact that the same portfolio manager who has been responsible for the day-to-day investment management of the Fund will continue managing the Fund under the New TIS Agreement; (3) the fact that the Transaction is not expected to affect the manner in which investment advisory services are provided to the Fund; (4) the fact that the fee structure under the New TIS Agreement would be identical to the fee structure under the Current TIS Agreement; (5) the fact that the advisory services under the New TIS Agreement and the Current TIS Agreement are substantially similar; and (6) other factors deemed relevant.

In approving the New TIS Agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the scope of services that TIS will provide under the New TIS Agreement with respect to the Pipeline Fund and Water Fund, noting that such services include but are not limited to the following: (1) investing the Pipeline Fund’s and Water Fund’s assets consistent with the Funds’ investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Pipeline Fund’s and Water Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by TIS on behalf of the Pipeline Fund and Water Fund; and (5) selecting broker-dealers to execute orders on behalf of the Pipeline Fund and Water Fund. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. (“TCA”). Under this agreement, TCA provides support services to TIS, including, among others, providing full compliance services to TIS. The Trustees also considered TIS’ assets under management and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees noted that TIS created and is responsible for maintaining and applying the rules-based methodology of the underlying indices that the Pipeline Fund and Water Fund track as their principal investment strategies. The Trustees also noted that TIS managed the Pipeline Fund as a series of Montage Managers Trust from June 2015 until March 21, 2017. The Trustees also considered the experience of the portfolio manager that TIS would utilize in managing the Pipeline Fund’s and Water Fund’s assets and that the portfolio manager had been the Pipeline Fund’s portfolio manager since inception. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS proposes to provide to the Pipeline Fund and Water Fund under the New TIS Agreement.

Investment Performance of the Fund.  In assessing the quality of the portfolio management delivered by TIS, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, and each Fund’s respective peer funds according to Morningstar classifications.  When reviewing each Fund’s performance against its Morningstar peer group universe, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its respective peer group.

•
Tortoise North American Pipeline Fund. The Trustees noted the Fund’s performance significantly exceeded the median and average of the Fund’s Morningstar peer group for-the year-to-date and one-year periods ended September 30, 2017. The Trustees also considered that the Fund slightly underperformed the Tortoise North American Pipeline Index, which the Fund has an investment objective of tracking, and its benchmark S&P 500 Index benchmarks during the year-to-date and one-year periods ended September 30, 2017. The Trustees considered the broad-based S&P 500 Index does not resemble the Fund’s investment strategies and portfolio holdings.  The Trustees also observed that TIS does not manage a composite of accounts with strategies similar to those of the Fund.

•
Tortoise Water Fund. The Trustees observed that the Fund had commenced operations on February 14, 2017 and therefore had a limited track record of performance.  The Trustees noted that the Fund had positive absolute returns for the three-month period and since inception periods ended September 30, 2017, which exceeded the returns of its benchmark, the S&P 500 Index.  The Trustees also considered that the Fund slightly underperformed the Tortoise Water Index, which the Fund has an investment objective of tracking.

Advisory Fee.  The Board reviewed and considered the advisory fee payable by each TIS Fund to TIS under the New TIS Agreement.  The Board compared each TIS Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that each Fund operates under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by TIS out of its advisory fee rather than paid directly by the Funds. The Board further noted that both the Pipeline Fund and the Water Fund had total expense ratios that were lower than the average and median fees of their respective peer groups.

Costs and Profitability.  The Trustees considered the annual advisory fees that each TIS Fund would pay to TIS under the New TIS Agreement, as well as TIS’ profitability from services that TIS and its affiliates rendered to the TIS Funds during the period ended June 30, 2017 under the Current TCS Agreement, noting that the management fee is the same in each agreement.  The Trustees concluded that TIS’ service relationship with each TIS Fund has not been profitable.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees considered whether the TIS Funds would benefit from any economies of scale, and noted that the proposed investment advisory fee for the TIS Funds does not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for both the Pipeline Fund and the Water Fund was among the lowest in each Fund’s respective peer universe. The Trustees determined that TIS is likely to realize economies of scale in managing the Pipeline Fund and Water Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale will be shared with Pipeline Fund and Water Fund shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits to TIS.  The Trustees considered the direct and indirect financial benefits that could be realized by TIS and its affiliates from TIS’ relationship with the TIS Funds. The Trustees noted that TIS does not intend to use soft dollar arrangements with respect to either the Pipeline Fund or Water Fund. The Trustees also noted that neither Fund intends to utilize affiliated brokers to execute Fund portfolio transactions. The Trustees considered that TIS may receive some form of reputational benefit from services rendered to the Pipeline Fund and Water Fund but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS will not receive additional material benefits from services rendered to the Pipeline Fund and Water Fund.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New TIS Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote “FOR” the New TIS Agreement with TIS.

DESCRIPTION OF PROPOSAL 2
APPROVAL OF ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Funds’ governing documents.  Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Funds’ shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on October 17, 2017, the record date, will be entitled to notice of, and to vote at, the meeting.  On October 17, 2017, there were [outstanding share information for each class of each Fund to be inserted] outstanding.

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in TIS, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.  As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of either of the TIS Funds:

Name and Address	Number of Shares	Percentage of Class	Share Class
[TO BE INSERTED WHEN RECORD DATE INFORMATION IS AVAILABLE]

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the TIS Funds as of the close of business on October 17, 2017 (the “Record Date”), are entitled to vote at the meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote.

Quorum

In order for a vote on Proposal 1 to occur at the Special Meeting, there must exist a quorum of shareholders of the TIS Funds.  The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve Proposal 1 is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting, subject to approval of Proposal 2,  with respect to Proposal 1 from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act, approval of the New TIS Agreement with respect to each TIS Fund will require the vote of a majority of the outstanding voting securities of each TIS Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Proxies and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of a TIS Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the meeting and vote in person, please call 844-874-6339.

All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the meeting.  If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Funds have engaged AST Fund Solutions, LLC (the “AST”) to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $6,314. The cost of solicitation will be will be borne by the parties to the Purchase Agreement.  In addition to the solicitation by mail, officers and employees of TIS and /or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST has also been retained as proxy tabulator.

The Funds will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The TIS Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-844-874-6339.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 844-874-6339 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the TIS Funds and their shareholders.

Dated: November 6, 2017

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

MANAGED PORTFOLIO SERIES

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the [__] day of [______] 2018, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Tortoise Index Solutions, LLC a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a) Delivery of Trust Documentation.  The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”).  The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c) The Adviser’s Representations.  The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii)   It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv)   It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi)   It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii)                 It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

(viii)    This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d) The Trust’s Representations.  The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and

(iii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties

(e) Plenary authority of the Board of Trustees.  The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund.  Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund:  (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities.  The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliated persons of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(l) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF CHARGES AND EXPENSES

The Adviser agrees to pay all expenses of each Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the independent trustees); (iv) distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vi) any fees and expense related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser hereunder.  The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of a Fund and are not paid by the Adviser.  The payment or assumption by the Adviser of any expense of a Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

5.	INVESTMENT ADVISORY FEES

(a) The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser pursuant to this Agreement, a fee accrued daily and paid monthly in arrears, within fifteen business days after the last day of each month, at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.  The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement.  The Adviser may voluntarily absorb certain Fund expenses.

(b) The Adviser voluntarily may reduce any portion of the compensation due to it pursuant to this Agreement.  Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Adviser hereunder.  Any such reduction will be agreed to prior to accrual of the fee and will be estimated daily and reconciled on a monthly basis.

6. LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliated persons, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or a Fund, their respective affiliated persons, agents or employees.

(e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective with respect to a Fund immediately upon the commencement of the Adviser’s management of the Fund, after the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8. SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliated persons’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii)	any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv)	Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliated persons without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Adviser shall have the right, however, to disclose such Confidential Information to its affiliated persons’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(d) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”).  Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12. USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Tortoise Index Solutions, LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Tortoise Index Solutions, LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement.  The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliated persons and including with respect to other investment companies that have obtained consent to use of the Name or the Mark.  The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15. NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, Kansas 66211

FUND:	Managed Portfolio Series
on behalf of the Tortoise Funds
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: Secretary

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”).  Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund.  The Adviser shall supervise and monitor the activities of each Sub-Adviser.  The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser.  In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21. MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: ___________________________________ Name: James R. Arnold Title: President and Principal Executive Officer

TORTOISE INDEX SOLUTIONS, LLC By: ___________________________________ Name: Title:

SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets
Tortoise Water Fund	0.40%
Tortoise North American Pipeline Fund	0.40%

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Tortoise North American Pipeline Fund

A SERIES OF MANGED PORTFOLIO SERIES

The undersigned, revoking prior proxies, hereby appoints James R. Arnold and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Tortoise North American Pipeline Fund** (the "Fund"), a series of Managed Portfolio Series (the "Trust") to be held at the offices of the Funds' administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on December 21, 2017 at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6315**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoiseetf2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise North American Pipeline Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-751-6315 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

Tortoise Water Fund

A SERIES OF MANGED PORTFOLIO SERIES

The undersigned, revoking prior proxies, hereby appoints James R. Arnold and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Tortoise Water Fund** (the "Fund"), a series of Managed Portfolio Series (the "Trust") to be held at the offices of the Funds' administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on December 21, 2017 at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6315**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 21, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoiseetf2017.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tortoise Water Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]